EXHIBIT 23.1
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               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1998 Incentive Stock Plan of Crosswalk.com, Inc. of our report dated February 12, 2002, with respect to the consolidated financial statements and schedule of Crosswalk.com, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


McLean, Virginia
July 25, 2002